T. Rowe Price Global Allocation Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2021

In the summary prospectus and Section 1 of the prospectus, the disclosure under “Management” is supplemented as follows:

T. Rowe Price Hong Kong Limited (Price Hong Kong), T. Rowe Price International Ltd (T. Rowe Price International), T. Rowe Price Japan, Inc. (Price Japan), and T. Rowe Singapore Private Ltd. (Price Singapore) are added as investment subadvisers to the fund.

In Section 2 of the prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into subadvisory agreements with Price Hong Kong, T. Rowe Price International, Price Japan, and Price Singapore under which Price Hong Kong, T. Rowe Price International, Price Japan, and Price Singapore are authorized to trade securities and make discretionary investment decisions on behalf of the fund.

Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road, Central, Hong Kong.

T. Rowe Price International is registered with the SEC as an investment adviser and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Price Japan is registered with the Japan Financial Services Agency to carry out investment management business and is registered as an investment adviser with the SEC. Price Japan provides investment management services for clients who seek to primarily invest in the Japanese securities markets, including serving as a subadviser to registered investment companies, and is responsible for marketing and client servicing of clients based in Japan. Price Japan is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 1-9-2 Marunouchi Chiyoda-ku, Tokyo, Japan.

Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the SEC. Price Singapore serves as a subadviser to investment companies and foreign collective investment schemes and may provide investment management services to other institutional clients. Price

Singapore is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 501 Orchard Road, #10-02 Wheelock Place, Singapore, Singapore 238880.

The date of this supplement is August 2, 2021.

F154-041 8/2/21